EXCITE NETWORK ADVERTISING AGREEMENT

                                Excite - New York
                       461 5th Avenue, New York, NY 10017
                      voice: 212-686-8900 fax: 212.686-8964

------------------------------ ---------------------------------------------------- -----------------------------------
Contract # 26476 - O           Campaign: direct shoes 6/1 - 12/31/99                Printed On: December 8, 1998
Client PO #
------------------------------ ---------------------------------------------------- -----------------------------------
Agency:                        Advertiser                                           Production Contact:
Company Name:                  Client: DIRECT SHOES.COM INC                         Name: Eric Nathanson
Contact:                       Contact:                                             Title: President
Title:                         Title:                                               Phone: 813-984-8474
Contact Email:                 Contact Email:                                       Fax: 813-899-9481
Company Phone:                 Street Address: 1008 NW 110th Lane                   Email:
Street Address:                City, State, Zip: Coral Springs, FL 33071            Address:1008 NW 110th Lane
City, State, Zip:              Phone: 954-753-2222                                  City, State, Zip: Coral Springs,
Fax:                           Fax: 954-753-1123                                    FL 33071
------------------------------ ---------------------------------------------------- -----------------------------------
Campaign Information           Start Date: 06/01/99                                 Number of Days: 214
Bill to: DIRECT SHOES.COM INC. End Date: 12/31/99   Total Imps: 1,067,860
Tech(T)/NonTech(N): N
------------------------------ ---------------------------------------------------- -----------------------------------
Sales Contact: Katie Chapman   Total Imps: 1,067,860                                Contract Cost: $74,750
Title: Telesales Account       Contract Dollars: $74,750
Executive                      Weighted CPM: $70.00

------------------------------ ---------------------------------------------------- -----------------------------------

 -----------------------------Summary Information -----------------------------
Summary for Excite       Total Imp      Avg List CPM   Avg Net CPM    Total Cost
Keyword                  1,067,860      $70.00         $70.00         $74,750
SubTotal for Excite      1,067,860      $70.00         $70.00         $74,750
 -----------------------------Schedule Information -----------------------------

Service   Product   Product     Start     End        Days      Est.      Total       List     Net      Total
          Type      Name                                    Daily Imps   Imps        CPM      CPM      Cost
Excite    Keyword   Xar-shoes   6/01/99   12/31/99   214    4,990        1,087,860   $70.00   $70.00   $74,750









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Comments/Special Instructions:



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                 I have read the attached terms and conditions.


Client: /s/ Direct Shoes.com, Inc.   Manager/Account Executive:
        --------------------------                              ----------------

Title:                               Director:
       ---------------------------             ---------------------------------

Date:                                Date:
     -----------------------------         -------------------------------------


     Note: Due to the continually evolving nature of the web, we reserve the right to change our ad products with 30 days advance notice.
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


                          General Terms and Conditions

Advertiser acknowledges that the sole obligation of Excite Inc. ("Excite" )is to display an advertising banner (the "Banner") from Advertiser which conforms to the specifications set forth elsewhere in the insertion order(the insertion order and these General Terms and Conditions are referred to collectively herein as the "Agreement"). In this regard, Advertiser agrees that (i) Excite has the right to market, display, perform, transmit and promote the Banner, and (ii) users of Excite's services have the right to access and use the Banner and any content and/or services directly linked to the Banner (the "Advertiser Web Content").

All advertising will be invoiced monthly and payment in full will be due upon receipt of the invoice. Payment for all Gaming, Tobacco, or Alcohol Advertisers will be due and paid in advance in monthly installments. The first monthly payment must be paid prior to the display of the first of the Banners. Subsequent monthly installment will be due and must be paid on the first of each month thereafter. Advertiser understands that once this Agreement is executed there shall be no refunds or proration of rates even if Advertiser elects to discontinue display of the Banner prior to expiration of the advertising term. Orders are accepted subject to the terms and provisions of the current pricelist. Advertising prices set forth in the pricelist are subject to change; any price changes will apply to any additional advertising services requested by Advertiser after such price change.

UNDER NO CIRCUMSTANCES SHALL EXCITE BE LIABLE TO THE ADVERTISER FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH DAMAGES ARE FORESEEABLE, AND WHETHER OR NOT EXCITE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) ARISING FROM ANY ASPECT OF THE ADVERTISING RELATIONSHIP PROVIDED FOR HEREIN. EXCITE SHALL IN NO EVENT BE LIABLE TO ADVERTISER FOR MORE THAN THE TOTAL AMOUNT PAID TO EXCITE BY ADVERTISER HEREUNDER. EXCITE MAKES NO REPRESENTATIONS, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING EXCITE'S SERVICES OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCITE SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (I) THE NUMBER OF PERSONS WHO WILL ACCESS THE BANNER AND
(II)ANY BENEFIT ADVERTISER MIGHT OBTAIN FROM INCLUDING THE BANNER WITHIN EXCITE'S WEB SITE.

Advertiser is solely responsible for any legal liability arising out of or relating to (1) the Banner and/or (2) the Advertiser Web Content. Advertiser represents and warrants that the Banner complies with Excite's advertising standards; and that Advertiser holds the necessary rights to permit the use of the Banner by Excite for the purpose of this Agreement; and that the use, reproduction, distribution, or transmission of the Banner will not violate any criminal laws or any rights of any third parties, including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any anti-discrimination law or regulation, or any other right of any person or entity; (4) neither the Banner nor the Advertiser's Web Content shall advertise or enable the sale of alcohol to persons under 21;
(5) neither the Banner nor the Advertiser's Web Content shall advertise or enable the sale of tobacco or tobacco products to persons under 21; and (6) Advertiser's Web Content complies with all laws, rules and regulations of the state, country or territory in which it is located. Advertiser agrees to indemnify Excite and to hold Excite harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by Excite, arising out of or related to Advertiser's breach of any of the foregoing representations and warranties.

Excite reserves the right to reject any advertising which is not consistent with Excite's standards. In addition, Excite shall have the right, at any time, to remove any of Advertiser's advertising if Excite determines, in its sole discretion, that the Banner, Advertiser Web Content or any portion thereof (i) violates Excite's then applicable advertising policy, or (ii) is otherwise objectionable to Excite, in which event Excite shall refund to Advertiser a pro rata portion of the fee which Advertiser has paid to Excite for display of the Banner (if Advertiser has paid Excite a flat fee).

Excite and Advertiser are independent contractors, and neither Excite nor Advertiser is an agent, representative or partner of the other. Excite may terminate this Agreement at any time in the event of material breach of this Agreement by Advertiser. This Agreement sets forth the entire agreement between Advertiser and Excite, and supersedes any and all prior agreements (whether written or oral) of Excite and Advertiser with respect to the subject matter set forth herein; provided, however, that all pricing will be governed by Excite's then-current pricelist, whether in print or electronic form. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties. This Agreement shall be interpreted, construed and enforced in all respects in accordance with laws of the State of California, without regard to the actual state or country of incorporation or residence of Advertiser. Advertiser hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of California and the federal courts situated in the State of California in connection with any action arising under this Agreement. Advertiser may not assign this Agreement, in whole or in part.